SUB-ITEM77Q1(a)

                                AMENDMENT NO. 1
                                       TO
                     AGREEMENT AND DECLARATION OF TRUST OF
                       AIM COMBINATION STOCK & BOND FUNDS



         This Amendment No. 1 to the Agreement and Declaration of Trust of AIM Combination Stock & Bond Funds (this "Amendment") amends, effective as of December 10, 2003, the Agreement and Declaration of Trust of AIM Combination Stock & Bond Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.




                                          By:   /s/ Robert H. Graham
                                              ------------------------
                                          Name:  Robert H. Graham
                                          Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                     OF AIM COMBINATION STOCK & BOND FUNDS


                                  "SCHEDULE A

                       AIM COMBINATION STOCK & BOND FUNDS
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                     CLASSES OF PORTFOLIO
---------                                     --------------------

INVESCO Core Equity Fund                      Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class K Shares
                                              Institutional Class Shares
                                              Investor Class Shares

INVESCO Total Return Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class K Shares
                                              Institutional Class Shares
                                              Investor Class Shares"


                                      A-1